Exhibit 1.1

3,000,000 Shares1

Vital Images, Inc.

Common Stock

PURCHASE AGREEMENT

November 16, 2006

PIPER JAFFRAY & CO.
Wachovia Capital Markets, LLC
Jefferies & Company, Inc.
Thomas Weisel Partners, LLC
   As Representatives of the several
   Underwriters named in Schedule I hereto
c/o Piper Jaffray & Co.
U.S. Bancorp Center
800 Nicollet Mall
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

Vital Images, Inc., a Minnesota corporation (the “Company”), proposes to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 3,000,000 shares (the “Firm Shares”) of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company.  The Company has also granted to the several Underwriters an option to purchase up to 450,000 additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”).  The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the “Securities.”

The Company hereby confirms its agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as representatives (the “Representatives”).

1.             Registration Statement and Prospectus.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-137237), including the related preliminary prospectus or prospectus, under the Securities Act of 1933, as amended (the “Securities Act”), for the registration of the Securities and other securities of the Company, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission promulgated under the Securities Act (the “Rules and Regulations”).  The prospectus contained in such registration statement at the time it became effective is referred to herein as the “Base Prospectus.”  Such registration statement, at any given time, including amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Rules and

1              Plus an option to purchase up to 450,000 additional shares to cover over-allotments.

Regulations (the “Rule 430B Information”) or otherwise pursuant to the Rules and Regulations at such time, is herein called the “Registration Statement.”  Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”

Each preliminary prospectus supplement to the Base Prospectus, together with the Base Prospectus, that describes the Securities and the offering thereof, that omitted the Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus.”  Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the offering thereof, together with the Base Prospectus, in accordance with the provisions of Rule 430B and Rule 424(b) of the Rules and Regulations (“Rule 424(b)”).  Such final prospectus supplement, together with the Base Prospectus, in the form first furnished to the Underwriters to confirm sales of the Securities at the time of the execution of this Agreement, is herein called the “Prospectus.”  Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the date of such prospectus.

For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be.

2.             Representations and Warranties of the Company.

(a)           The Company represents and warrants to, and agrees with, the several Underwriters as follows:

(i)            No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the Applicable Time (as hereinafter defined), the time of filing, when any document filed under the Exchange Act that is incorporated by reference into a Preliminary Prospectus was or is filed, or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

(ii)           The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act.  The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information.  No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

(iii)          As of the time any part of the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Securities Act) became effective, when any document filed under the Exchange Act that is incorporated by reference into the Registration Statement or the Prospectus was or is filed, upon the filing or first use within the meaning of the Rules and Regulations of the Prospectus (or any supplement to the Prospectus) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.  If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.

(iv)          As of the Applicable Time, neither (A) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time, the Statutory Prospectus and the information included on Schedule III hereto, all considered together (collectively, the “Pricing Disclosure Package”), nor (B) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein.  As used in this paragraph and elsewhere in this Agreement:

(1)           “Applicable Time” means 5:00 pm (Eastern time) on the date of this Agreement.

(2)           “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time.

(3)           “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms or is a “bona fide electronic road show,” as defined in Rule 433 of the Rules and Regulations, that is made available without restriction, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(4)           “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

(5)           “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus.  The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the Rules and Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though  it is not required to be filed with the Commission.

(v)           (A)          Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement.  If, at any time following issuance of an Issuer-Represented Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, the Company has notified or will notify promptly the Representatives so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented.  The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein.

(B)           (1)  At the time of filing the Registration Statement, (2) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (3) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(C)           Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the Prospectus Delivery Period, satisfied all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

(vi)          The financial statements of the Company, together with the related notes, set forth or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Pricing Disclosure Package or the Prospectus have been derived from the accounting records of the Company and present fairly the information required to be stated therein.  No other financial statements or schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or Prospectus.  To the Company’s knowledge, PricewaterhouseCoopers LLP, which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and Prospectus, is (x) an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) in the performance of its work for the Company, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.  Except as described in the Pricing Disclosure Package and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.

(vii)         Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Pricing Disclosure Package and Prospectus and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would result in a material adverse change in the general affairs, business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”).

(viii)        Except as contemplated in the Pricing Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares subject to restricted stock awards under the Company’s 1997 Stock Option and Incentive Plan (“1997 Incentive Plan”) or 2006 Long-Term Incentive Plan (“2006 Incentive Plan”), the issuance of shares under the Company’s 1997 Employee Stock Purchase Plan, or the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short term or long term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (except the grant of options and other rights to purchase shares of the Company’s Common Stock under the Company’s 1997 Incentive Plan, 1997 Director Stock Option Plan or the 2006 Incentive Plan), of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change.

(ix)           Except as set forth in the Pricing Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change.  There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be disclosed in the Registration Statement, Pricing Disclosure Package or Prospectus that have not been so described.

(x)            There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

(xi)           This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (B) result in any violation of the provisions of the charter or by-laws of the Company or (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.  No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Securities Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(xii)          All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Representatives), and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  Except as otherwise stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by laws or any agreement or other instrument to which the Company is a party or by which the Company is bound.  Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company.  All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except for any directors’ qualifying shares, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.  Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other Securities of the Company that have not been fully complied with or previously waived.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company.  The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xiii)         The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self regulatory body required for the ownership or lease of its properties or the conduct of its business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xiv)        The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xv)         The Company and each of its subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and its susbsidiaries’ business as now conducted or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus to be conducted, except as such failure to own, possess, or acquire such rights would not result in a Material Adverse Change.  Furthermore, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result in a Material Adverse Change; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its subsidiaries and, to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company or any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-

solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as such violation would not result in a Material Adverse Change.  “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property.

(xvi)        Neither the Company nor any of its subsidiaries is (A) in violation of its respective charter or by-laws; (B) in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance or observance of any term, covenant, obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement, mortgage, deed of trust or any other contract, lease or other instrument to which it is subject or by which it may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject; or (C) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(xvii)       The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.  There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement.

(xviii)      The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule III, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 4(a)(xix) of this Agreement.

(xix)         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is included or approved for inclusion on The NASDAQ Global Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from The NASDAQ Global Market nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of The NASDAQ Global Market for maintenance of inclusion  of the Common Stock thereon. The Company has filed an application to include the Securities on The NASDAQ Global Market.

(xx)          Other than the subsidiaries of the Company listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, Vital Images Holding B.V., a corporation formed on May 19, 2006 under the laws of the Netherlands and Vital Images Europe B.V., a corporation formed on May 23, 2006 under the laws of the Netherlands, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(xxi)         The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting, and since the end of its latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxii)        Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxiii)       The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxiv)       The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

(xxv)        The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and, when such documents are read together with the other information (A) in the Prospectus at the time the Registration Statement became effective, (B) in the Pricing Disclosure Package at the Applicable Time and (C) in the Prospectus at the First Closing Date or Second Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Registration

Statement, the Pricing Disclosure Package and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxvi)       The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxvii)      The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the Company’s principal executive officer and principal financial officer.  The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement and Prospectus.

(xxviii)     No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the  Registration Statement, the Pricing Disclosure Package and the Prospectus which is not so described.  The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(xxix)       Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and each of its subsidiaries: (A) is and at all times has been in full compliance with all statutes, rules, regulations, or guidances applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or any of its subsidiaries (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (B) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration or any other federal, state or foreign governmental authority having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

(xxx)        The Company and each of its subsidiaries (A) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (C) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, result in a Material Adverse Change.

(xxxi)             The Company and each of its subsidiaries (A) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval.  No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(xxxii)            Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency,” as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(xxxiii)           Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the

Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(xxxiv)          Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

(xxxv)           The Company carries, or is covered by, insurance issued by insurers of nationally recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; and the Company has (A) not received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (B) no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.  All such insurance is outstanding and duly in force on the date hereof.

(xxxvi)          Neither the Company nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xxxvii)         The Company acknowledges and agrees that: (A) the Representatives have been retained solely to act as underwriters in connection with the sale of the Securities and no fiduciary, advisory or agency relationship between the Company and the Representatives has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company on other matters; (B) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arm’s-length negotiations with the Representatives, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (C) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Representatives have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (D) it has been advised that the Representatives are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representatives and the other Underwriters, and not on behalf of the Company; and (E) it waives, to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

(b)           Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3.             Purchase, Sale and Delivery of Securities.

(a)           On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Shares to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.  The purchase price for each Firm Share shall be $29.22 per share.  The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by the Company pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement.  In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

The Firm Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.”  If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.  Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days’ prior notice to the Company, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the First Closing Date at the offices of Piper Jaffray & Co., U.S. Bancorp Center, 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(b)           On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over allotments made by the Underwriters in the sale and distribution of the Firm Shares.  The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the

Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date”, respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised.  If the option is exercised, the number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares.  No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, or such other location as may be mutually acceptable, at 9:00 a.m., Central time, on the Second Closing Date.  If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.  Certificates representing the Option Shares, in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the Second Closing Date at the office of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, or such other location as may be mutually acceptable.

(c)           It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter for the Securities to be purchased by such Underwriter.  Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.  Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company.

4.             Covenants.

(a)           The Company covenants and agrees with the several Underwriters as follows:

(i)            If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430B of the Rules and Regulations, the Company will prepare and file a Prospectus containing the information omitted therefrom pursuant to Rule 430B of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430B of the Rules and

Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Securities Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b); the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters.

(ii)           During the period beginning on the date hereof and ending on the later of the Second Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered, assuming the absence of Rule 172 under the Securities Act, in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement including any Rule 462(b) Registration Statement) or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives or counsel to the Underwriters reasonably object.

(iii)          After the date of this Agreement, the Company shall promptly advise the Representatives in writing of (A) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (B) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus; (C) the time and date that any post-effective amendment to the Registration Statement becomes effective; (D) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus; or (E) any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or the threatening or initiation of any proceedings for any of such purposes.  If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(iv)          During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Pricing  Disclosure Package and the Prospectus.  If, during such period, any event occurs as a result of which the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package)

would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representatives or counsel to the Underwriters to amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(v)           If, at any time following issuance of an Issuer-Represented Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(vi)          The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(vii)         The Company will furnish to the Underwriters and counsel for the Underwriters copies of the Registration Statement (which will include three complete manually signed copies of the Registration Statement and all consents and exhibits filed therewith), each Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, and all amendments and supplements (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(viii)        During a period of five years commencing with the date hereof, the Company will furnish to the Representatives, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the National Association of Securities Dealers, Inc. (the “NASD”), NASDAQ or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

(ix)           The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12 month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(x)            The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid  (A) all expenses (including any transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters’ counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, and any amendment thereof or supplement thereto, and any Issuer-Represented Free Writing Prospectus and the printing, delivery, and shipping of this Agreement and other underwriting documents, including blue sky memoranda (covering the states and other applicable jurisdictions), (C) all filing fees and fees and disbursements of the Underwriters’ counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees and fees and disbursements of Underwriters’ counsel incident to any required review and approval by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities, (F) listing fees, if any, (G) the costs and expenses of the Company relating to investor presentations or any “road show” undertaken in connection with the marketing of the Securities, and (H) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If this Agreement is terminated by the Representatives pursuant to Section 9 hereof or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all out of pocket disbursements (including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder.

(xi)           The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Pricing Disclosure Package and Prospectus.

(xii)          The Company will not, without the prior written consent of Piper Jaffray & Co. (which consent may be withheld in its sole discretion), from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), offer for sale, sell, contract to sell, pledge, grant any option for the sale of, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate, or otherwise issue or dispose of, directly or indirectly (or publicly disclose the intention to make any such offer, sale, pledge, grant, issuance or other disposition), any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except to the Underwriters pursuant to this Agreement and except for the issuance of shares subject to restricted stock awards under the Company’s 1997 Incentive Plan or 2006 Incentive Plan, the issuance of shares under the Company’s 1997 Employee Stock Purchase Plan, and the grant of options and other rights to purchase shares of the Company’s Common Stock under the Company’s 1997 Incentive Plan, 1997 Director Stock Option Plan or the 2006 Incentive Plan.  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.  Notwithstanding the foregoing, if (1) during the period that begins on the date that is 18 calendar days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, (A) the Company issues an earnings release, (B) the Company publicly announces material news or (C) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by Piper Jaffray & Co. in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (x) the Company issues the earnings release, (y) the Company publicly announces material news or (z) a material event relating to the Company occurs; provided, however, that this provision will not apply to any research report concerning the Company to be published or distributed by an Underwriter pursuant to Rule 139 promulgated under the Securities Act at a time when the Company’s shares of Common Stock are “actively traded securities,” as defined in Regulation M, 17 C.F.R. 242.101(c)(1).

(xiii)         The Company has caused to be delivered to you prior to the date of this Agreement a letter, in the form attached hereto as Exhibit A, from each of the Company’s directors and executive officers (other than Jay D. Miller, Michael H. Carrel, Jeremy A. Abbs and Stephen S. Andersen, each of whom will have delivered a letter in the form attached hereto as Exhibit B) (each, a “Lock-Up Agreement”).  The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(xiv)        The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xv)         Other than as contemplated by this Agreement, the Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xvi)        During the Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(xvii)       The Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

(xviii)      The Company and its subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(xix)         The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectus(es) included in Schedule III.  Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely SEC filing where required, legending and record keeping.

5.             Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)           The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve, and any and all filings required by Rules 424, 430B and 433 of the Rules and Regulations shall have been timely made (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Pricing Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer-

Represented Free Writing Prospectus or otherwise) shall have been complied with to your satisfaction; and the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)           No Underwriter shall have advised the Company that (i) the Registration Statement, or any amendment thereof, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto, or any Issuer-Represented Free Writing Prospectus, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)           Except as contemplated in the Pricing Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Pricing Disclosure Package, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, the issuance of shares subject to restricted stock awards under the Company’s 1997 Incentive Plan or 2006 Incentive Plan, or the issuance of shares under the Company’s 1997 Employee Stock Purchase Plan), or any material change in the short term or long term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries (except the grant of options and other rights to purchase shares of the Company’s Common Stock under the Company’s 1997 Incentive Plan, 1997 Director Stock Option Plan or the 2006 Incentive Plan), or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), or any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any subsidiary, the effect of which, in any such case described above, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and in the Prospectus.

(d)           On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.

(e)           On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Winthrop & Weinstine, P.A., counsel for the Company, dated such Closing Date and addressed to you, to the effect that:

(i)            Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.  Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would result in a Material Adverse Change.

(ii)           The capital stock of the Company conforms as to legal matters to the description thereof contained or incorporated by reference in the Pricing Disclosure Package and in the Prospectus.  All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders.  The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders.  Except as otherwise stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound.  To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company.

(iii)          All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, to such counsel’s knowledge, except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.  To such counsel’s knowledge, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary any shares of the capital stock of the Company or any subsidiary of the Company.

(iv)          The Registration Statement has become effective under the Securities Act, any required filing of each prospectus relating to the Securities (including the Prospectus) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)), any required filing of any Issuer-Represented General Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d) and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

(v)           The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of statutes, regulations, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes, regulations, legal or governmental proceedings or contracts or other documents required to be described in the Pricing Disclosure Package or the Prospectus (or required to be filed under the Exchange Act if, upon such filing, they would be incorporated in whole or in part by reference therein) or included as exhibits to the Registration Statement that are not described or included as required.

(vi)          The Company has full corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company’s charter or by laws, or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Securities Act or state securities laws.

(vii)         The Registration Statement, the Statutory Prospectus included in the Pricing Disclosure Package and the Prospectus, and any amendment thereof or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and on the basis of conferences with officers of the Company, examination of documents referred to in the Registration Statement, Pricing Disclosure Package and the Prospectus and any Issuer-Represented General Free Writing Prospectus and such other procedures as such counsel deemed appropriate, nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement or any amendment thereof (or any part thereof), at the Applicable Effective Date of the Registration Statement (or such part) and as of such Closing Date (including any 462(b) Registration Statement), contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the documents specified in a schedule to such counsel’s letter, consisting of those included in the Pricing Disclosure Package as of the Applicable Time and as of such Closing Date, included or includes any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (C) the Prospectus (as of its date and as of such Closing Date) included or includes any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause.

(viii)        Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need to be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

(ix)           To such counsel’s knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to include any securities of the Company owned or to be owned by any person or entity in the Securities registered pursuant to the Registration Statement.

(x)            The Securities have been designated for inclusion in The NASDAQ Global Market.

(xi)           The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not be, required to register as an “investment company” or entity “controlled” by and “investment company” within the meaning of the Investment Company Act.

In rendering such opinion, such counsel may rely (i) as to matters of law other than Minnesota and federal law, upon the opinion or opinions of local counsel, provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon, and (ii) as to matters of fact, to the extent such counsel deems reasonable, upon certificates of officers of the Company and its subsidiaries, provided that the extent of such reliance is specified in such opinion.

(f)            On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Latham & Watkins LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(g)           On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of PricewaterhouseCoopers LLP, dated such Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

(h)           On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i)            The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)           No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale nor suspending or preventing the use of the Pricing Disclosure Package or any Issuer-Represented Free Writing Prospectus has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)          The signers of said certificate have carefully examined the Registration Statement, the Pricing Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and any Issuer-Represented Free Writing Prospectus, and:

(A)          (1) such documents contain, and contained as of the Applicable Effective Date of the Registration Statement (or any part thereof), all statements and information required to be included therein; the Registration Statement, or any amendment thereof, does not contain, and did not contain as of the Applicable Effective Date of the Registration Statement or such amendment (or any part thereof), any untrue statement of a material fact or omit to state, and did not omit to state as of the Applicable Effective Date of the Registration Statement or such amendment (or any part thereof), any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as amended or supplemented, does not include and did not include as of its date, the Applicable Effective Date of the Registration Statement, the Applicable Time or the time of first use within the meaning of the Rules and Regulations, any untrue statement of a material fact or omit to state and did not omit to state as of its date, the Applicable Effective Date of the Registration Statement, the Applicable Time or the time of first use within the meaning of the Rules and Regulations, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (2) (b) neither (i) the Pricing Disclosure Package nor (ii) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, include, nor included as of the Applicable Time any untrue statement of a material fact or omits, or omitted as of the Applicable Time, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,
(B)           since the Applicable Time, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed,
(C)           subsequent to the respective dates as of which information is given in the Pricing Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Pricing Disclosure Package and the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, the issuance of shares subject to restricted stock awards under the Company’s 1997 Incentive Plan or 2006 Incentive Plan, or the issuance of shares under the Company’s 1997 Employee Stock Purchase Plan), or any material change in the short term or long term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries (except the grant of options and other rights to purchase shares of the Company’s Common Stock under the Company’s 1997 Incentive Plan, 1997 Director Stock Option Plan or the 2006 Incentive Plan), or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), or any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any subsidiary, and
(D)          except as stated in the Pricing Disclosure Package and Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any Material Adverse Change.

(i)            The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

(j)            The Underwriters shall have received all the Lock-Up Agreements referenced in Section 4(a)(xiii).

(k)           At each Closing Date, the Company shall have submitted to NASDAQ a Notification Form: Listing of Additional Shares related to the Securities.

(l)            At each Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering of the Securities contemplated hereby.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters.  The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6.             Indemnification and Contribution.

(a)           The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 430B of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, any Issuer-Represented Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, any Issuer-Represented Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

In addition to its other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction.  To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by U.S. Bank (the “Prime Rate”).  Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.  This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

(b)           Each Underwriter will indemnify and hold harmless the Company and its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto or any Issuer-Represented Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Issuer-Represented Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure.  In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to employ a single counsel to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the second paragraph in subsection (a) above).

The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)           The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f)            The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page of, and in the second and sixth paragraph under the caption “Underwriting” in, the Pricing Disclosure Package and in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus.

7.             Representations and Agreements to Survive Delivery.  All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, including but not limited to the agreements of the several Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

8.             Substitution of Underwriters.

(a)           If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule I hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b)           If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate.  In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii) and Section 6 hereof) nor shall any

Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

If Firm Shares to which a default relates are to be purchased by the non defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

9.             Termination of this Agreement.

(a)           You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading in the Company’s Common Stock shall have been suspended by the Commission or The NASDAQ Global Market or trading in securities generally on The NASDAQ Global Market, New York Stock Exchange or the American Stock Exchange shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on The NASDAQ Global Market, New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or state authorities, or (vi) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States of a national emergency or war, any change in financial markets, any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, or any other calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities.  Any such termination shall be without liability of any party to any other party, except that the provisions of Section 4(a)(viii) and Section 6 hereof shall at all times be effective and shall survive such termination.

(b)           If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, confirmed by letter.

10.           Notices.  Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed, delivered or telecopied to the Representatives c/o Piper Jaffray & Co., U.S. Bancorp Center, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention:  Daniel Gulbrandson (telecopy no. (612) 303-1036); with a copy to Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, Attention: R. Scott Shean (telecopy no. (714) 755-8290); if to the Company, shall be mailed, delivered or telecopied to it at 5850 Opus Parkway, Suite 300, Minnetonka, Minnesota 55343

Attention: Ian Nemerov (telecopy no. (952) 487-9510); with a copy to Winthrop & Weinstine, P.A., 225 South Sixth Street, Minneapolis, Minnesota 55402, Attention:  Michele D. Vaillancourt (telecopy no. (612) 604-6800).

11.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6.  Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.  The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

12.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.           Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,

Vital Images, Inc.

		By	/s/ Michael H. Carrel
Michael H. Carrel
Chief Operating Officer and
Chief Financial officer

Confirmed as of the date first
above mentioned, on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

PIPER JAFFRAY & CO.
WACHOVIA CAPITAL MARKETS, LLC
JEFFRIES & COMPANY, INC.
THOMAS WEISEL PARTNERS, LLC

By	/s/ Dan Gulbrandson
Managing Director

SCHEDULE I

Underwriter	Number of Firm Shares(1)
Piper Jaffray & Co.	1,575,000
Wachovia Capital Markets, LLC	525,000
Jefferies & Company, Inc.	450,000
Thomas Weisel Partners, LLC	450,000
Total	3,000,000

(1)                  The Underwriters may purchase up to an additional 450,000 Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

SCHEDULE II

Issuer-Represented General Free Writing Prospectuses

NONE

SCHEDULE III

Pricing Information Annex

Issuer:	Vital Images, Inc.
Symbol:	VTAL
Size:	$93,000,000
Shares offered:	3,000,000 shares
Over-allotment option:	Up to an additional 450,000 shares
Price to public:	$31.00 per share
Trade date:	November 17, 2006
Closing date:	November 22, 2006
Underwriters:	Piper Jaffray & Co. Wachovia Capital Markets, LLC Jefferies & Company, Inc. Thomas Weisel Partners, LLC

Exhibit A

Form of Lock-Up Agreement

[Date]

Piper Jaffray & Co.
as representative of
Wachovia Capital Markets, LLC
Jefferies & Company, Inc.
Thomas Weisel Partners, LLC
c/o Piper Jaffray & Co.
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Re:          Proposed Public Offering of Vital Images, Inc.

Ladies and Gentlemen:

The undersigned understands that Piper Jaffray & Co. (“Piper Jaffray”) will act as representative for a group of underwriters (the “Underwriters”) that proposes to enter into a Purchase Agreement  (the “Purchase Agreement”) with  Vital Images, Inc. (the “Company”), providing for the public offering (the “Offering”) by the Underwriters of common stock of the Company (“the Common Stock”) pursuant to the Company’s registration statement on Form S-3 (the “Registration Statement”), to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the Underwriters’ agreement to purchase and make the Offering, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that without the prior written consent of Piper Jaffray, on behalf of the Underwriters (which consent may be withheld in Piper Jaffray’s sole discretion), the undersigned will not, during the period commencing on the date the Company files the Registration Statement and ending 90 days after the date of the Purchase Agreement (including any extension thereof pursuant to the following paragraph, the “Lock-Up Period”), directly or indirectly: (1) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable for the Common Stock; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable for the Common Stock, regardless of whether any such transaction described herein is to be settled by delivery of the Common Stock or such other securities, or by delivery of cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any shares of the Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock; or (4) publicly announce any intention to do any of the foregoing.

Anything herein to the contrary notwithstanding, if:

(1)                                  during the last 17 days of the Lock-Up Period the Company issues an earnings release or a release announcing material news or a material event relating to the Company occurs; or

(2)                                  prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event (the term “Lock-Up Period” shall be deemed to include any extension pursuant to this paragraph).

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by Piper Jaffray & Co. to the Company (in accordance with the notice provision in the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-up Agreement during the period from the date of this Lock-up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned, except in compliance with this Lock-Up Agreement.

In addition, the undersigned hereby waives any and all notice requirements and other rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit, provided that such waiver shall apply only to the Offering.

The Lock-Up Agreement shall terminate and be of no further force and effect if the Registration Statement is not filed with the SEC on or before December 31, 2006.

The undersigned recognizes that the Offering will benefit the undersigned and the Company.  The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and in entering into the Purchase Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

Printed Name:

Capacity:

(Indicate capacity of person signing if signing as custodian or trustee or on behalf of an entity)

Address:

Accepted as of the date
first set forth above:

Piper Jaffray & Co.
as representative of
Wachovia Capital Markets, LLC
Jefferies & Company, Inc.
Thomas Weisel Partners, LLC

By:

Name:

Title:

Exhibit B

Form of Lock-Up Agreement

[Date]

Piper Jaffray & Co.
as representative of
Wachovia Capital Markets, LLC
Jefferies & Company, Inc.
Thomas Weisel Partners, LLC
c/o Piper Jaffray & Co.
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Re:          Proposed Public Offering of Vital Images, Inc.

Ladies and Gentlemen:

The undersigned understands that Piper Jaffray & Co. (“Piper Jaffray”) will act as representative for a group of underwriters (the “Underwriters”) that proposes to enter into a Purchase Agreement  (the “Purchase Agreement”) with  Vital Images, Inc. (the “Company”), providing for the public offering (the “Offering”) by the Underwriters of common stock of the Company (“the Common Stock”) pursuant to the Company’s registration statement on Form S-3 (the “Registration Statement”), to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the Underwriters’ agreement to purchase and make the Offering, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that without the prior written consent of Piper Jaffray, on behalf of the Underwriters (which consent may be withheld in Piper Jaffray’s sole discretion), the undersigned will not, during the period commencing on the date the Company files the Registration Statement and ending 90 days after the date of the Purchase Agreement (including any extension thereof pursuant to the following paragraph, the “Lock-Up Period”), directly or indirectly: (1) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable for the Common Stock; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable for the Common Stock, regardless of whether any such transaction described herein is to be settled by delivery of the Common Stock or such other securities, or by delivery of cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any shares of the Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock; or (4) publicly announce any intention to do any of the foregoing; provided, however, that the restrictions set forth in this sentence shall not prohibit the undersigned’s sale of shares of Common Stock pursuant to the terms (in effect as of the date hereof) of a written trading plan that has been established by the undersigned under Rule 10b5-1 of the Securities Exchange Act of 1934.

Anything herein to the contrary notwithstanding, if:

(1)                                  during the last 17 days of the Lock-Up Period the Company issues an earnings release or a release announcing material news or a material event relating to the Company occurs; or

(2)                                  prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event (the term “Lock-Up Period” shall be deemed to include any extension pursuant to this paragraph).

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by Piper Jaffray & Co. to the Company (in accordance with the notice provision in the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-up Agreement during the period from the date of this Lock-up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned, except in compliance with this Lock-Up Agreement.

In addition, the undersigned hereby waives any and all notice requirements and other rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit, provided that such waiver shall apply only to the Offering.

The Lock-Up Agreement shall terminate and be of no further force and effect if the Registration Statement is not filed with the SEC on or before December 31, 2006.

The undersigned recognizes that the Offering will benefit the undersigned and the Company.  The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and in entering into the Purchase Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

Printed Name:

Capacity:

(Indicate capacity of person signing if signing as custodian or trustee or on behalf of an entity)

Address:

Accepted as of the date
first set forth above:

Piper Jaffray & Co.
as representative of
Wachovia Capital Markets, LLC
Jefferies & Company, Inc.
Thomas Weisel Partners, LLC

By:

Name:

Title: